                                                                  Exhibit 10.3


                  AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

         AMENDMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of November 18, 1997, between BARNES & NOBLE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK, as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Company, the Subsidiary Guarantors, certain lenders and the Administrative Agent are parties to a Amended and Restated Credit Agreement dated as of November 18, 1997 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders to the Company in an aggregate principal or face amount not exceeding $850,000,000 (as that amount may be increased as provided therein). The Obligors and the Agent wish to amend the Security Agreement referred to in the Amended and Restated Credit Agreement in certain respects and, accordingly, agree as follows:

         Section 2. Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

         Section 3. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the date hereof the Security Agreement shall be amended as follows:

                  a. Amount of Credit Agreement. The second paragraph of the Security Agreement is amended by replacing the reference to "$550,000,000" with a reference to "$850,000,000."

                  b. Name Change. The Administrative Agent has changed its name from The Chase Manhattan Bank (National Association) to The Chase Manhattan Bank and each reference in the Security Agreement to The Chase Manhattan Bank (National Association) shall be deemed to be a reference to The Chase Manhattan Bank.

                  c. Annex 1. Annex 1 to the Security Agreement shall be amended in its entirety to read as Annex 1 hereto.

                  d. Annex 2. Annex 2 to the Security Agreement shall be amended in its entirety to read as Annex 2 hereto.

                  e. Annex 3. Annex 3 to the Security Agreement shall be

         amended in its entirety to read as Annex 3 hereto.

                  f. Annex 4. Annex 4 to the Security Agreement shall be amended in its entirety to read as Annex 4 hereto.

                  g. Annex 5. Annex 4 to the Security Agreement shall be amended in its entirety to read as Annex 5 hereto.

                  h. Amendment and Restatement of Credit Agreement. Each reference in the Security Agreement to the Credit Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement.

         Section 4. Conditions Precedent. As provided in Section 2 above, the amendments set forth in Section 2 shall become effective, as of the date hereof, upon the due execution and delivery of this Amendment by the

                                                                  Exhibit 10.3

Obligors and the Agent.

         Section 5. Miscellaneous. Except as herein provided, the Security Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

                                                                  Exhibit 10.3

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                               BARNES & NOBLE, INC.

                               By ___________________________________
                                   Title:


                               SUBSIDIARY GUARANTORS

                               B. DALTON BOOKSELLER, INC.

                               By ___________________________________
                                   Title:

                               BARNES & NOBLE BOOKSELLERS, INC.

                               By ___________________________________

                                   Title:

                               BARNESANDNOBLE.COM, INC.

                               By ___________________________________
                                   Title:

                               MARBORO BOOKS CORP.

                               By ___________________________________
                                   Title:

                               DOUBLEDAY BOOK SHOPS, INC.

                               By ___________________________________
                                   Title:

                                                                  Exhibit 10.3


                               CCI HOLDINGS, INC.

                               By ___________________________________
                                   Title:

                                                                  Exhibit 10.3


                               THE CHASE MANHATTAN BANK, as Administrative Agent

                               By ___________________________________
                                   Title:

                                                                  Exhibit 10.3


ANNEX 1

                                 PLEDGED STOCK


BARNES & NOBLE, INC.
--------------------

       Issuer         Certificate      Registered     Number of Shares
                          Nos.           Owner
       ------         -----------      ----------     ----------------

B. Dalton                 C-1        Barnes &         360 shares of common
Bookseller, Inc.                     Noble, Inc.      stock, par value $100

Barnes & Noble             1         Barnes &         100 shares of common
Superstores, Inc.                    Noble, Inc.      stock, par value $1

Marboro Books Corp.        4         Barnes &         10 shares of common
                                     Noble, Inc.      stock, no par value

CCI Holdings, Inc.         1         Barnes &         3,000 shares of common
                                     Noble, Inc.      stock, par value $1



B. DALTON BOOKSELLER, INC.
--------------------------

Doubleday Book             5         B. Dalton        1,000 shares of common
Shops, Inc.                          Bookseller,      stock, par value $1
                                     Inc.



BARNES & NOBLE SUPERSTORES, INC.
--------------------------------

         None


MARBORO BOOKS CORP.
-------------------

         None


DOUBLEDAY BOOK SHOPS, INC.
--------------------------


         None


CCI HOLDINGS, INC.
------------------

         None

                                                                  Exhibit 10.3

                                                                       ANNEX 2


                    LIST OF PATENTS AND PATENT APPLICATIONS


BARNES & NOBLE, INC.
--------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE


B. DALTON BOOKSELLER, INC.
--------------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE


BARNES & NOBLE SUPERSTORES, INC.
--------------------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE


MARBORO BOOKS CORP.
-------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE


DOUBLEDAY BOOK SHOPS, INC.
--------------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE



CCI HOLDINGS, INC.
------------------

File          Patent           Country          Registration No.       Date
------------------------------------------------------------------------------

NONE

                                                                  Exhibit 10.3

                                                                      ANNEX 3


               LIST OF TRADE NAMES, TRADEMARKS, SERVICES MARKS,

                 TRADEMARK AND SERVICE MARK REGISTRATIONS AND

           APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS



                              A. U.S. Trademarks
                                 ---------------


BARNES & NOBLE, INC.
--------------------

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date
------------------------------------------------------------------------------

None


B. DALTON BOOKSELLER, INC.
--------------------------

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date
------------------------------------------------------------------------------

Books Dalton (Design)           1,643,985 (R)                    05-07-91

Books Dalton                    1,667,902 (R)                    12-10-91

B. Dalton Jr.                   1,684,036 (R)                    04-21-92

B. Dalton Jr. (Design)          1,667,039 (R)                    12-03-91

The Wordpublisher (Design)      1,607,811 (R)                    07-24-90

Book$avers                      1,597,933 (R)                    05-22-90

P.B. Pages                      1,814,553 (R)                    12-28-93

B. Dalton's                     1,293,494 (R)                    09-04-84


Barnes & Noble Jr. (Design)     1,609,403 (R)                    08-07-90

Barnes & Noble Jr.              1,606,005 (R)                    07-10-90

B. Dalton Bookseller              846,824 (R)                    03-26-68

B. Dalton                       1,158,498 (R)                    06-23-81
Hooked on Books                 1,147,660 (R)                    02-24-81

                                                                  Exhibit 10.3

People Who Know Books
Know B. Dalton                  1,306,552 (R)                    11-20-84

Amaranth Press                  1,404,928 (R)                    08-12-86

Reader's Express                1,646,374 (R)                    05-28-91

Pickwick                        1,047,832 (R)                    09-07-86

Lamp of Learning (Design)       1,607,811 (R)                    07-24-90


BARNES & NOBLE SUPERSTORES, INC.
--------------------------------

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date
------------------------------------------------------------------------------

Bookstar (Design)               1,558,604 (R)                    09-26-89


MARBORO BOOKS CORP.
-------------------

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date
------------------------------------------------------------------------------

None


CCI HOLDINGS, INC.
------------------

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date
------------------------------------------------------------------------------

None


DOUBLEDAY BOOK SHOPS, INC.

                                Application (A)
                                Registration (R)                Registration
Mark                            or Series No. (S)               or Filing Date

------------------------------------------------------------------------------

The Old Corner                  (Mass.) 0025314 (R)              12-11-94
  Bookstore

Books of All Publishers
Since 1910 (and Design)         1,516,823 (R)                    12-13-88

                                                                  Exhibit 10.3

                              B. U.S. Tradenames
                                 ---------------

Barnes & Noble
Marboro Books
Bookstop

                                                                  Exhibit 10.3

                              Foreign Trademarks
                              ------------------

BARNES & NOBLE, INC.
--------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------

NONE


B. DALTON BOOKSELLER, INC.
--------------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------

NONE


BARNES & NOBLE SUPERSTORES, INC.
--------------------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------

NONE


MARBORO BOOKS CORP.
-------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------

NONE


DOUBLEDAY BOOK SHOPS, INC.
--------------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------


NONE


CCI HOLDINGS, INC.
------------------

                 Application (A)                                 Registration or
Mark             Registration (R)          Country               Filing Date (F)
------------------------------------------------------------------------------

NONE

                                                                  Exhibit 10.3

                                                                       ANNEX 4


               LIST OF CONTRACTS, LICENSES AND OTHER AGREEMENTS
                       RELATING TO INTELLECTUAL PROPERTY


BARNES & NOBLE, INC.
--------------------

License Agreement dated as of February 11, 1989 between Barnes & Noble College Bookstores, Inc. and Barnes & Noble Discount Bookstores, Inc. (a predecessor of B. Dalton Bookseller, Inc.)


B. DALTON BOOKSELLER, INC.
--------------------------

Letter Agreement dated as of February 21, 1989 from Scribner's Book Companies, Inc. and MacMillan, Inc. to B. Dalton Bookseller, Inc.


BARNES & NOBLE SUPERSTORES, INC.
--------------------------------

NONE


MARBORO BOOKS CORP.
-------------------

NONE


DOUBLEDAY BOOK SHOPS, INC.
--------------------------

Trade Mark and Service Mark License dated as of May 31, 1990 between Bantam Doubleday Dell Publishing Group, Inc. and Doubleday Book Shops, Inc.


CCI HOLDINGS, INC.
------------------

NONE

                                                                  Exhibit 10.3

                                                                       ANNEX 5


                               LIST OF LOCATIONS


BARNES & NOBLE, INC.                        B. DALTON BOOKSELLER, INC.
-------------------                         --------------------------

1.  122 Fifth Avenue                        1.  122 Fifth Avenue
    New York, NY  10011                         New York, NY  10011

2.  1400 Old Country Road                   2.  1400 Old Country Road
    Westbury, New York 11590                    Westbury, NY  11590


BARNES & NOBLE SUPERSTORES, INC.            3.  Center Point Industrial Park
-------------------------------                 12 South Middlesex Avenue
                                                Cranbury, NJ  08512
1.  122 Fifth Avenue
    New York, NY  10011                     4.  21 South Middlesex Avenue
                                                Cranbury, NJ  08512
2.  1400 Old Country Road
    Westbury, New York 11590                5.  40 Commerce Drive
                                                South Brunswick, NJ 08846

MARBORO BOOKS CORP.                         CCI HOLDINGS, INC.
-------------------                         ------------------

1.  122 Fifth Avenue                        1.  122 Fifth Avenue
    New York, NY  10011                         New York, NY  10011

2.  1400 Old Country Road                   2.  1400 Old Country Road
    Westbury, New York 11590                    Westbury, NY 11590

3.  One Pond Road                           3.  11600 Manchaca Road
    Rockleigh, NJ  07647                        Austin, TX 78748


DOUBLEDAY BOOK SHOPS, INC.
--------------------------

1.  122 Fifth Avenue
    New York, NY  10011

2.  1400 Old Country Road
    Westbury, New York 11590